UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 17, 2020

Neuropathix, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-55657	46-2645343
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3805 Old Easton Road

Doylestown, PA 18902

(Address of Principal Executive Offices)

(858) 883-2642

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement.

As previously reported on the Current Report on Form 8-K (the “Prior 8-K), on November 17, 2020, Neuropathix, Inc. (f/k/a Kannalife, Inc.), a Delaware corporation (the “Company”), entered into a binding letter of intent (the “Binding Letter of Intent”) to acquire certain intellectual property assets (the “IP Rights”) of Advanced Neural Dynamics, Inc. (“AND”) and Fox Chase Chemical Diversity Center, Inc. (“Fox Chase”).

On December 17, 2020, the Company entered into definitive documentation to acquire the IP Rights. Specifically, the Company entered into an Intellectual Property Rights Purchase and Transfer Agreement (the “IP Purchase Agreement”) by and between AND, Fox Chase, Dr. Douglas Brenneman (“Brenneman”) and the Company to acquire the IP Rights and concurrently entered into a Pharmaceutical Royalty Agreement (the “Royalty Agreement”) with AND and Fox Chase (collectively, the “Transaction”).

Pursuant to the IP Purchase Agreement, the Company acquired the IP Assets for a $600,000 aggregate purchase price payable in restricted common stock of the Company to Fox Chase, Brenneman and AND, payable as follows:

•	1,000,000 shares of restricted common stock of the Company were issued to Fox Chase at a price per share of $0.30 for an aggregate of $300,000; and
•	$300,000 in common stock will be issued to AND/Brenneman in five annual installments which shall be calculated as $60,000 divided by the average ten (10) day closing price prior to each installment date with the initial installment date occurring on January 5, 2021; provided, however, that for the initial installment issuance price only, the price per share shall not be below $0.30 or above $0.60 per share.

In addition, AND/Brenneman shall receive cash payments of $15,000 annually, payable in quarterly installments to offset against tax payments, netted out against actual tax costs incurred. In the event such payments are not made, there will be a 10% penalty assessed on said late tax offset payment.

Pursuant to the Royalty Agreement, the following royalties and license fees are payable to Fox Chase and AND as well:

•	1% royalties on net sales up to $500,000 per year per participant (for an aggregate maximum of 2% and up to $1,000,000) (the “Royalty Fee”);
•	1% upfront sublicense fees per participant; and
•	1% reversion rights to each participant (for 2% aggregate), which rights include future milestone payments.

Dr. Allen Reitz and Brenneman, the principals of AND and Fox Chase, respectively, will also become members of the Company’s scientific advisory board (SAB) and will receive options to acquire 100,000 shares of common stock of the Company for each year of SAB service, which is initially a 2-year term.

The foregoing descriptions of the IP Purchase Agreement, the Royalty Agreement and the Transaction contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the shares of the Company’s common stock pursuant to the Transaction is exempt from registration under the Securities Act of 1933, as amended (the “Act”), in reliance on exemptions from the registration requirements of the Act in transactions not involved in a public offering pursuant to Section 4(a)(2) and/or Regulation D of the Act.

Item 7.01 Regulation FD Disclosure

On December 21, 2020, the Company issued a press release regarding the Transaction. A copy of this press release is attached hereto as Exhibit 99.1 and is being furnished with this Current Report on Form 8-K (“Current Report”).

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Current Report, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “would,” “could,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this Current Report are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, operating results, business strategy, short-term and long-term business operations and objectives. These forward- looking statements speak only as of the date of this Current Report and are subject to a number of risks, uncertainties and assumptions. The events and circumstances reflected in such forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict all risks and uncertainties. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Intellectual Property Rights Purchase and Transfer Agreement, dated December 17, 2020
10.2	Pharmaceutical Royalty Agreement, dated December 17, 2020
99.1	Press Release, dated December 21, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROPATHIX, INC.

Dated: December 21, 2020	By:	/s/ Dean Petkanas
Dean Petkanas
Chief Executive Officer and Chairman

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